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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that Advanced Semiconductor Engineering, Inc. (the "COMPANY") and each person whose signature appears below constitutes and appoints Mr. Jason C.S. Chang, Chairman of the Company, and Joseph H.S. Tung, Chief Financial Officer of the Company, and any other person acting in such capacity, and each of them, true and lawful attorneys-in-fact and agents of the Company and each such person with full power of substitution, for and in the name, place and stead of the Company and each such person, in any and all capacities, to take the following actions:

         1. To sign in the name of such person, and to file with the United States Securities and Exchange Commission (the "COMMISSION"), Registration Statements on Form F-1, Form F-4 and Form F-6 under the Securities Act of 1933, as amended, and a Registration Statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")(collectively the "REGISTRATION STATEMENTS"), relating to the registration of equity securities in an aggregate principal amount of up to US$370,000,000 of the Company (the "SECURITIES"), and to sign and file any and all amendments or post-effective amendments to such Registration Statements (including, without limitation, any amendments or supplements to the prospectus contained therein), together with such exhibits and other documents as may be necessary or appropriate.

         2. To sign Form CB and Form F-X under the Exchange Act relating to the Company's offer to exchange American Depositary Shares for Rule 144A Global Depositary Shares previously issued by the Company (the "EXCHANGE OFFER") (including, without limitation, post-effective amendments thereto) and one or more amendments to such Form CB or Form F-X and to cause the same to be filed with or, where permitted, transmitted for filing to, the Commission, together with such exhibits and other documents as may be necessary or appropriate.

         3. To sign such applications, certificates, consents and other documents as may be necessary or appropriate from time to time in connection with the (x) listing of any or all of the Securities on one or more securities exchange (including, without limitation, the New York Stock Exchange, Inc.), (y) the Exchange Offer and (z) qualification of the Securities under the securities or Blue Sky laws of any states or other jurisdictions of the United States of America; and to cause the same to be filed with such securities exchanges or the securities or Blue Sky commissions of such states or other jurisdictions, as the case may be.

         4. To sign such other documents, to take such other actions and to do such other things as said agents and attorneys-in-fact, or any of them, may deem necessary or appropriate from time to time in connection with the foregoing, the issuance and sale of the Securities and engagement in the Exchange Offer.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on August 28, 2000:


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
 Name and Signature                                       Title
 ------------------                                       -----

/s/JASON C.S. CHANG
-------------------------
JASON C.S. CHANG                                  Chairman and Director


/s/RICHARD H.P. CHANG
-------------------------
RICHARD H.P. CHANG                                Chief Executive Officer and
                                                  Director

/s/CHANG YAO HUNG-YING
-------------------------
CHANG YAO HUNG-YING                               Director


/s/LEONARD LIU
-------------------------
LEONARD LIU                                       President and Director


/s/CHIN KO-CHIEN
-------------------------
CHIN KO-CHIEN                                     Director


/s/DAVID PAN
-------------------------
DAVID PAN                                         Director


/s/JOSEPH TUNG                                    Chief Financial Officer and
-------------------------                         Director
JOSEPH TUNG

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